Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Reports of FirstEnergy Corp., Ohio Edison Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company, Pennsylvania Power Company, Jersey Central Power & Light Company, Metropolitan Edison Company, and Pennsylvania Electric Company ("Companies") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Reports"), I, Richard H. Marsh, Senior Vice President and Chief Financial Officer of each of the Companies, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:



     (1) Each of the Reports fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information  contained in each of the Reports fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company to which it relates.



                                         /s/Richard H. Marsh
                                       -------------------------
                                            Richard H. Marsh
                                       Senior Vice President and
                                        Chief Financial Officer
                                            March 24, 2003